UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2008

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Andover Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-25003	64-1045849
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

340 Royal Poinciana Way, Suite 326 B

Palm Beach, Fl., 33480

 (Address of Principal Executive Office) (Zip Code)

561-833-9808

 (Registrant’s telephone number, including area code)

REAL LOGIC, INC.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Company Name

Effective July 1, 2008, we amended our Articles of Incorporation. The Company’s name has been changed to Andover Energy Holdings, Inc.  The new stock symbol is ADEH.OB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andover Energy Holdings, Inc.

By:	/s/ BRADFORD L. TOLLEY
Bradford L. Tolley CEO

Date:  July 22, 2008